Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data
Non-performing assets

	December 31,
	2009	2008
	(dollars in thousands)
Non-accrual loans (1)	$105,965	$122,639
Loans 90 days or more past due and still accruing interest	3,940	2,626

Total non-performing loans	109,905	125,265
Other real estate	31,534	19,998

Total non-performing assets	$141,439	$145,263

As a percent of Portfolio Loans
Non-performing loans	4.78%	5.09%
Allowance for loan losses	3.55	2.35
Non-performing assets to total assets	4.77	4.91
Allowance for loan losses as a percent of non-performing loans	74	46

(1)	Excludes $2.2 million commercial loan on non-accrual at December 31, 2009 that is classified as held for sale. This loan was sold during January, 2010.
Allowance for loan losses

	Twelve months ended
	December 31,
	2009		2008
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(in thousands)
Balance at beginning of period	$57,900	$2,144	$45,294	$1,936
Additions (deduction)
Provision charged to operating expense	103,318	(286)	71,113	208
Recoveries credited to allowance	2,795		3,489
Loans charged against the allowance	(82,296)		(61,996)

Balance at end of period	$81,717	$1,858	$57,900	$2,144

Net loans charged against the allowance to average Portfolio Loans (annualized)	3.28%		2.30%

Alternative Sources of Funds

	December 31,
	2009			2008
	Amount	Average Maturity	Rate	Amount	Average Maturity	Rate
	(dollars in thousands)
Brokered CDs	$629,150	2.2 years	2.46%	$182,283	1.1 years	3.63%
Fixed rate FHLB advances	27,382	5.5 years	6.59	95,714	2.2 years	3.64
Variable rate FHLB advances	67,000	1.4 years	0.32	218,500	2.3 years	3.43
Securities sold under agreements to Repurchase	35,000	.9 years	4.42	35,000	1.9 years	4.42
FRB — Discount borrowing				189,500	.1 years	0.54
Federal funds purchased				750	1 day	0.25

Total	$758,532	2.2 years	2.51%	$721,747	1.4 years	2.80%

Capitalization

	December 31,
	2009	2008
	(in thousands)
Subordinated debentures	$92,888	$92,888
Amount not qualifying as regulatory capital	(2,788)	(2,788)

Amount qualifying as regulatory capital	90,100	90,100

Shareholders’ Equity
Preferred stock, Series A, no par value	69,157	68,456
Common stock, par value $1.00 per share	23,863	22,791
Capital surplus	201,618	200,687
Accumulated deficit	(169,098)	(73,849)
Accumulated other comprehensive loss	(15,679)	(23,208)

Total shareholders’ equity	109,861	194,877

Total capitalization	$199,961	$284,977

Non-Interest Income

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2009	2009	2008	2009	2008
	(in thousands)
Service charges on deposit accounts	$6,158	$6,384	$5,996	$24,370	$24,223
Net gains (losses) on assets
Mortgage loans	2,060	2,257	1,204	10,860	5,181
Securities	39	138	(6,883)	3,826	(14,795)
Other than temporary loss on securities available for sale
Total impairment loss	(4,056)	(17)	(41)	(4,073)	(166)
Loss recognized in other comprehensive loss	3,991			3,991

Net impairment loss recognized in earnings	(65)	(17)	(41)	(82)	(166)
VISA check card interchange income	1,527	1,480	1,394	5,922	5,728
Mortgage loan servicing	1,241	(496)	(3,616)	2,252	(2,071)
Mutual fund and annuity commissions	527	498	459	2,017	2,207
Bank owned life insurance	472	387	492	1,615	1,960
Title insurance fees	410	521	280	2,272	1,388
Other	920	1,629	1,359	5,607	6,066

Total non-interest income	$13,289	$12,781	$644	$58,659	$29,721

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2009	2009	2008	2009	2008
	(in thousands)
Mortgage loans originated	$114,254	$110,229	$64,453	$576,018	$368,517
Mortgage loans sold	95,386	144,518	49,692	540,713	267,216
Mortgage loans sold with servicing rights released	20,216	20,676	15,573	55,495	51,875
Net gains on the sale of mortgage loans	2,060	2,257	1,204	10,860	5,181
Net gains as a percent of mortgage loans sold (“Loan Sale Margin”)	2.16%	1.56%	2.42%	2.01%	1.94%
Fair value adjustments included in the Loan Sale Margin	0.11	(0.51)	0.74	0.07	0.36
Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended		Twelve months ended
	December 31,		December 31,
	2009	2008	2009	2008
	(in thousands)
Balance at beginning of period	$14,334	$16,260	$11,966	$15,780
Originated servicing rights capitalized	769	370	5,213	2,405
Amortization	(720)	(409)	(4,255)	(1,887)
(Increase)/decrease in impairment reserve	890	(4,255)	2,349	(4,332)

Balance at end of period	$15,273	$11,966	$15,273	$11,966

Impairment reserve at end of period	$2,302	$4,651	$2,302	$4,651

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2009	2009	2008	2009	2008
	(in thousands)
Salaries	$10,364	$10,205	$10,188	$40,053	$40,181
Performance-based compensation and benefits	746	1,067	778	2,889	4,861
Other benefits	2,165	2,551	2,198	10,061	10,137

Compensation and employee benefits	13,275	13,823	13,164	53,003	55,179
Vehicle service contract counterparty contingencies	19,506	8,713	966	31,234	966
Loan and collection	3,834	3,628	3,536	14,727	9,431
Occupancy, net	2,882	2,602	3,054	11,092	11,852
Loss on other real estate and repossessed assets	1,796	3,558	2,258	8,554	4,349
Data processing	2,134	2,146	1,951	8,386	7,148
Deposit insurance	1,658	1,729	462	7,328	1,988
Furniture, fixtures and equipment	1,735	1,727	1,770	7,159	7,074
Credit card and bank service fees	1,754	1,722	1,325	6,608	4,818
Advertising	1,498	1,335	1,691	5,696	5,534
Communications	1,120	1,152	1,014	4,424	4,018
Legal and professional	1,144	732	624	3,222	2,032
Amortization of intangible assets	523	432	758	1,930	3,072
Supplies	470	439	496	1,835	2,030
Goodwill impairment	16,734		50,020	16,734	50,020
Other	1,119	1,419	1,963	5,655	7,639

Total non-interest expense	$71,182	$45,157	$85,052	$187,587	$177,150

Average Balances and Tax Equivalent Rates

	Three Months Ended
	December 31,
	2009			2008
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets (1)
Taxable loans	$2,370,452	$42,910	7.20%	$2,507,518	$45,334	7.20%
Tax-exempt loans (2)	10,361	189	7.24	10,084	169	6.67
Taxable securities	102,509	1,420	5.50	118,815	1,909	6.39
Tax-exempt securities (2)	71,448	1,138	6.32	109,220	1,972	7.18
Cash — interest bearing	194,683	134	0.27
Other investments	27,854	110	1.57	28,063	99	1.40

Interest Earning Assets	2,777,307	45,901	6.57	2,773,700	49,483	7.11

Cash and due from banks	54,206			55,424
Other assets, net	148,612			232,692

Total Assets	$2,980,125			$3,061,816

Liabilities
Savings and NOW	$1,039,884	1,274	0.49	$915,288	1,981	0.86
Time deposits	1,143,307	7,663	2.66	884,938	7,736	3.48
Other borrowings	249,811	3,107	4.93	663,788	6,379	3.82

Interest Bearing Liabilities	2,433,002	12,044	1.96	2,464,014	16,096	2.60

Demand deposits	331,204			303,221
Other liabilities	70,489			57,334
Shareholders’ equity	145,430			237,247

Total liabilities and shareholders’ equity	$2,980,125			$3,061,816

Tax Equivalent Net Interest Income		$33,857			$33,387

Tax Equivalent Net Interest Income as a Percent of Earning Assets			4.85%			4.80%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Twelve Months Ended
	December 31,
	2009			2008
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets (1)
Taxable loans	$2,461,896	$177,557	7.21%	$2,558,621	$186,259	7.28%
Tax-exempt loans (2)	8,672	601	6.93	10,747	751	6.99
Taxable securities	111,558	6,333	5.68	144,265	8,467	5.87
Tax-exempt securities (2)	85,954	5,709	6.64	162,144	11,534	7.11
Cash — interest bearing	72,606	174	0.24
Other investments	28,304	932	3.29	31,425	1,284	4.09

Interest Earning Assets	2,768,990	191,306	6.91	2,907,202	208,295	7.16

Cash and due from banks	55,451			53,873
Other assets, net	157,762			227,969

Total Assets	$2,982,203			$3,189,044

Liabilities
Savings and NOW	$992,529	5,751	0.58	$968,180	10,262	1.06
Time deposits	1,019,624	29,654	2.91	917,403	36,435	3.97
Long-term debt				247	12	4.86
Other borrowings	394,975	15,128	3.83	682,884	26,878	3.94

Interest Bearing Liabilities	2,407,128	50,533	2.10	2,568,714	73,587	2.86

Demand deposits	321,802			301,117
Other liabilities	80,281			79,929
Shareholders’ equity	172,992			239,284

Total liabilities and shareholders’ equity	$2,982,203			$3,189,044

Tax Equivalent Net Interest Income		$140,773			$134,708

Tax Equivalent Net Interest Income as a Percent of Earning Assets			5.08%			4.63%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of December 31, 2009

	Total Commercial Loans				Percent
	Watch Credits				of Loan
			Non-		Category in
Loan Category	All Loans	Performing	performing	Total	Watch Credit
	(dollars in thousands)
Land	$27,300	$5,648	$6,505	$12,153	44.5%
Land Development	32,485	10,155	11,143	21,298	65.6%
Construction	26,166	8,441	3,643	12,084	46.2%
Income Producing	377,869	83,771	19,476	103,247	27.3%
Owner Occupied	193,455	30,084	7,274	37,358	19.3%

Total Commercial Real Estate Loans (1)	$657,275	$138,099	$48,041	$186,140	28.3%

Other Commercial Loans(1)	$182,187	$29,944	2,358	$32,302	17.7%

Total non-performing commercial loans			$50,399

(1)	The total of these two categories is different than the December 31, 2009, Consolidated Statement of Financial Condition due primarily to loans in process.